EXHIBIT 10.5

Tatum CFO Partners, LLP

Interim Executive Services Agreement

August 1, 2005

Mr. Javier Baz
Chairman
Lifeline Therapeutics, Inc.
6400 S. Fiddler’s Green Circle, Suite 1750
Englewood, CO 80111

Dear Javier:

Tatum CFO Partners, LLP (“Tatum”) understands that Lifeline Therapeutics, Inc. (the “Company”) desires to engage a partner of Tatum to serve as interim chief executive officer. This Interim Executive Services Agreement sets forth the conditions under which such services will be provided.

Services; Fees

Tatum will make available to the Company Brenda March (the “Tatum Partner”) as of July 19, 2005 (“Effective Date”), who will serve as interim chief executive officer of the Company. The Tatum Partner will become an employee and, a duly elected or appointed officer of the Company and subject to the supervision and direction of the board of directors of the Company. Tatum will have no control or supervision over the Tatum Partner.

The Company will pay the Tatum Partner directly a salary of $1,200.00 a day (“Salary”). During the term of this agreement the Company will also issue to the Tatum Partner warrants to purchase 2,400 shares of common stock per month, or prorated for each fraction of a month, payable within five business days after the end of the month for which they apply, with the exercise price of each warrant equal to the VWAP (as defined below) for that month and with an exercise period of two years. The “VWAP” means, for each month, the volume weighted average trading price for the Company’s common stock for each Friday in that month determined by multiplying the number of shares of common stock in each trade made on each Friday in that month by the sale price for that trade, and dividing the sum of all those amounts for all Fridays in that month by the total number of shares of common stock traded during all of the Fridays in that month.

In addition, the Company will pay directly to Tatum a fee of $300.00 a day as partial compensation for resources provided. During the term of this agreement the Company will also issue to Tatum warrants to purchase 600 shares of common stock per month, or prorated for each fraction of a month, payable within five business days after the end of the month for which they apply, with the exercise price of each warrant equal to the VWAP for that month and with an exercise period of two years.

The Company will have no obligation to provide the Tatum Partner any health or major medical benefits, stock, or bonus payments. The Tatum Partner will remain on his or her current medical plan.

As an employee, the Tatum Partner will be eligible for any Company employee retirement and/or 401(k) plan and for vacation and holidays consistent with the Company’s policy as it applies to senior management, and the Tatum Partner will be exempt from any delay periods otherwise required for eligibility.

Payments; Deposit

Payments to Tatum should be made by direct deposit through the Company’s payroll, or by an automated clearing house (“ACH”) payment at the same time as payments are made to the Tatum Partner. If such payment method is not available and payments are made by check, Tatum will issue invoices to the Company, and the Company agrees to pay such invoices no later than ten (10) days after receipt of invoices.

The Company will reimburse the Tatum Partner directly for out-of-pocket expenses incurred by the Tatum Partner in providing services hereunder to the same extent that the Company is responsible for such expenses of senior managers of the Company.

Company agrees to pay Tatum and to maintain a security deposit of $0.00 for the Company’s future payment obligations to both Tatum and the Tatum Partner under this agreement (the “Deposit”). If the Company breaches this agreement and fails to cure such breach as provided in this agreement, Tatum will be entitled to apply the Deposit to its damages resulting from such breach. Upon termination or expiration of this agreement, Tatum will return to the Company the balance of the Deposit remaining after application of any amounts to unfulfilled payment obligations of the Company to Tatum or the Tatum Partner as provided for in this agreement.

Converting Interim to Permanent

The Company will have the opportunity to make the Tatum Partner a permanent member of Company management at any time during the term of this agreement by entering into another form of Tatum agreement, the terms of which will be negotiated at such time.

Hiring Tatum Partner Outside of Agreement

During the twelve (12)-month period following termination or expiration of this agreement, other than in connection with another Tatum agreement, the Company will not employ the Tatum Partner, or engage the Tatum Partner as an independent contractor, to render services of substantially the same nature as those to be performed by the Tatum Partner as contemplated by this agreement.  The parties recognize and agree that a breach by the Company of this provision would result in the loss to Tatum of the Tatum Partner’s valuable expertise and revenue potential and that such injury will be impossible or very difficult to ascertain.  Therefore, in the event this provision is breached, Tatum will be entitled to receive as liquidated damages an amount equal to twenty-five percent (25%) of the Tatum Partner’s Annualized Compensation (as defined below), which amount the parties agree is reasonably proportionate to the probable loss to Tatum and is not intended as a penalty.  If, however, a court or arbitrator, as applicable, determines that liquidated damages are not appropriate for such breach, Tatum will have the right to seek actual damages.  The amount will be due and payable to Tatum upon written demand to the Company.  For this purpose, “Annualized Compensation” will mean monthly salary equivalent to what the Tatum Partner would receive on a full-time basis under this agreement multiplied by twelve (12), plus the maximum amount of any bonus for which the Tatum Partner was eligible with respect to the then current bonus year.

Term & Termination

Effective upon thirty (30) days’ advance written notice, the Company may terminate this agreement at any time, such termination to be effective on the date specified in the notice, provided that such date is no earlier than thirty (30) days after the date of delivery of the notice. Tatum will continue to render services and will be paid during such notice period. Tatum may terminate this agreement on the same terms and conditions described in the preceding two sentences, except that (i) any notice of termination by Tatum cannot be delivered prior to 30 days before the six-month anniversary of the effective date of this agreement, and (ii) any such termination by Tatum cannot be effective before the six-month anniversary of this agreement.

Tatum retains the right to terminate this agreement immediately if (1) the Company is engaged in or asks the Tatum Partner to engage in or to ignore any illegal or unethical activity, (2) the Tatum Partner dies or becomes disabled, (3) the Tatum Partner ceases to be a partner of Tatum for any other reason, or (4) upon written notice by Tatum of non-payment by the Company of amounts due under this agreement. For purposes of this agreement, disability will be as defined by the applicable policy of disability insurance or, in the absence of such insurance, by Tatum’s management acting in good faith.

In the event that either party commits a breach of this agreement, other than for reasons described in the above paragraph, and fails to cure the same within seven (7) days following delivery by the non-breaching party of written notice specifying the nature of the breach, the non-breaching party will have the right to terminate this agreement immediately effective upon written notice of such termination.

Insurance

The Company will maintain its current directors’ and officers’ insurance, or a policy substantially as beneficial to the Tatum Partner, at all times while this agreement remains in effect.

Furthermore, the Company will maintain such insurance coverage with respect to occurrences arising during the term of this agreement for at least three years following the termination or expiration of this agreement or will purchase a directors’ and officers’ extended reporting period, or “tail,” policy to cover the Tatum Partner.

Disclaimers, Limitations of Liability & Indemnity

Tatum assumes no responsibility or liability under this agreement other than to render the services called for hereunder and will not be responsible for any action taken by the Company in following or declining to follow any of Tatum’s advice or recommendations. Tatum represents to the Company that Tatum has conducted its standard screening and investigation procedures with respect to the Tatum Partner becoming a partner in Tatum, and the results of the same were satisfactory to Tatum. Tatum disclaims all other warranties, either express or implied. Without limiting the foregoing, Tatum makes no representation or warranty as to the accuracy or reliability of reports, projections, forecasts, or any other information derived from use of Tatum’s resources, and Tatum will not be liable for any claims of reliance on such reports, projections, forecasts, or information. Tatum will not be liable for any non-compliance of reports, projections, forecasts, or information or services with federal, state, or local laws or regulations. Such reports, projections, forecasts, or information or services are for the sole benefit of the Company and not any unnamed third parties.

In the event that any partner of Tatum (including without limitation the Tatum Partner to the extent not otherwise entitled in his or her capacity as an officer of the Company) is subpoenaed or otherwise required to appear as a witness or Tatum or such partner is required to provide evidence, in either case in connection with any action, suit, or other proceeding initiated by a third party or by the Company against a third party, then the Company shall reimburse Tatum for the costs and expenses (including reasonable attorneys’ fees) actually incurred by Tatum or such partner and provide Tatum with compensation at Tatum’s customary rate for the time incurred.

The Company agrees that, with respect to any claims the Company may assert against Tatum in connection with this agreement or the relationship arising hereunder, Tatum’s total liability will not exceed the total amount paid to Tatum and the Tatum Partner hereunder.

Tatum will not be liable in any event for incidental, consequential, punitive, or special damages, including without limitation, any interruption of business or loss of business, profit, or goodwill.

Arbitration

If the parties are unable to resolve any dispute arising out of or in connection with this agreement, either party may refer the dispute to arbitration by a single arbitrator selected by the parties according to the rules of the American Arbitration Association (“AAA”), and the decision of the arbitrator will be final and binding on both parties. Such arbitration will be conducted by the Denver, Colorado, office of the AAA. In the event that the parties fail to agree on the selection of the arbitrator within thirty (30) days after either party’s request for arbitration under this paragraph, the arbitrator will be chosen by AAA. The arbitrator may in his discretion order documentary discovery but shall not allow depositions without a showing of compelling need. The arbitrator will render his decision within ninety (90) days after the call for arbitration. The arbitrator will have no authority to award punitive damages. Judgment on the award of the arbitrator may be entered in and enforced by any court of competent jurisdiction. The arbitrator will have no authority to award damages in excess or in contravention of this agreement and may not amend or disregard any provision of this agreement, including this paragraph. Notwithstanding the foregoing, either party may seek appropriate injunctive relief from a court of competent jurisdiction, and either party may seek injunctive relief in any court of competent jurisdiction.

Miscellaneous

Tatum will be entitled to receive all reasonable costs and expenses incidental to the collection of overdue amounts under this Resources Agreement, including but not limited to attorneys’ fees actually incurred.

Neither the Company nor Tatum will be deemed to have waived any rights or remedies accruing under this agreement unless such waiver is in writing and signed by the party electing to waive the right or remedy. This agreement binds and benefits the respective successors of Tatum and the Company.

Neither party will be liable for any delay or failure to perform under this agreement (other than with respect to payment obligations) to the extent such delay or failure is a result of an act of God, war, earthquake, civil disobedience, court order, labor dispute, or other cause beyond such party’s reasonable control.

The provisions concerning payment of compensation and reimbursement of costs and expenses, limitation of liability, directors’ and officers’ insurance, and arbitration will survive the expiration or any termination of this agreement.

This agreement will be governed by and construed in all respects in accordance with the laws of the State of Colorado, without giving effect to conflicts-of-laws principles.

The terms of this agreement are severable and may not be amended except in writing signed by the party to be bound. If any portion of this agreement is found to be unenforceable, the rest of the agreement will be enforceable except to the extent that the severed provision deprives either party of a substantial benefit of its bargain.

Nothing in this agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns and the Tatum Partner.

Each person signing below is authorized to sign on behalf of the party indicated, and in each case such signature is the only one necessary.

Bank Lockbox Mailing Address for Deposit and Fees:

Tatum CFO Partners, LLP
P.O. Box 403291
Atlanta, GA 30384-3291

Electronic Payment Instructions for Deposit and Fees:

Bank Name: Bank of America
Branch: Atlanta
Routing Number:        For ACH Payments: 061 000 052
                                    For Wires: 026 009 593
Account Name: Tatum CFO Partners, LLP
Account Number: 003 279 247 763
Please reference       Lifeline Therapeutics, Inc.           in the body of the wire.

Please sign below and return a signed copy of this letter to indicate the Company’s agreement with its terms and conditions.

We look forward to serving you.

Sincerely yours,

TATUM CFO PARTNERS, LLP	Acknowledged and agreed by:
/s/ Doug Payne	Lifeline Therapeutics, Inc.
Signature
/s/ Javier Baz
_____________________________	Signature
Doug Payne
______________________________
Javier Baz
Area Managing Partner for TATUM CFO	______________________________
PARTNERS, LLP	Chairman
______________________________
(Date)

STOCK WARRANT AGREEMENT

Company:	Lifeline Therapeutics, Inc.
Holder:	Brenda March
Total Shares of Company’s $.001
Par Value Common Stock Subject to
Warrant (the “Shares”):	2,400 per month
Exercise Price Per Share:	$ [VWAP for the month (as computed in the
Interim Executive Services Agreement)]
Date of Grant:	____________, 20___
Vesting Schedule:	Date: Number or % of Shares:
Immediate
Expiration Date:	2nd anniversary of Date of Grant

The Company’s Board of Directors has approved a warrant grant to Holder, and Holder agrees to such grant, under the terms of this Stock Warrant Agreement (“Agreement”) in connection with the Company’s retention of Holder for performance of services:

1.   Grant. The Company hereby grants to Holder a warrant (the "Warrant") to purchase the Shares. The Warrant is not intended to qualify as an incentive stock warrant for purposes of the Internal Revenue Code of 1986, as amended.

2.   Exercise.

     (a)   Holder or its duly authorized representative may only exercise the Warrant with respect to Shares that have vested, at the Exercise Price attributable to those Shares, at any time from the Date of Grant through the Expiration Date (the “Exercise Period”). No portion of the Warrant is exercisable after the Exercise Period. The Shares will vest during the period in which the Holder’s agreement to provide services has not expired or been terminated in accordance with the Vesting Schedule above, subject to the terms of Paragraph 4 below.

     (b)   To exercise the Warrant, Holder or its representative must deliver to the Company (i) a duly executed notice of exercise in the form of Exhibit A attached hereto and incorporated by this reference, specifying the number of Shares to be purchased by the exercise, and (ii) full payment of the Exercise Price for each such Share. The Exercise Price may be paid by (i) cash, check or wire transfer; (ii) Holder’s election to cancel its exercise rights with respect to that number of Shares having a Fair Market Value on the exercise date equal to the aggregate Exercise Price of the remaining Shares that Holder wants to purchase by the exercise (“net exercise”); or (iii) any combination of the two. For purposes of this Agreement, absent an established public market value, “Fair Market Value” means the fair market value of the shares as reasonably determined by the Company in good faith, based on a valuation of the Company as a whole based on comparable companies and without giving effect to any discount for minority interest or any lack of liquidity due to lack of a public market for the common stock.

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3.    Delivery of Stock Certificates. Upon exercise of this Warrant, the Company promptly will take the necessary steps to issue and deliver certificates representing the Shares to Holder in accordance with Holder's instructions.

4.   Acceleration of Warrant. If not already vested, the Warrant will become fully vested for all unexercised Shares upon any one of the following events. The Company will give at least thirty (30) days' prior written notice before any such event.

     (a)   The closing of any merger or consolidation by the Company with any business entity which causes all of the pre-closing holders of Common Stock Equivalents to hold less than 50% of the Common Stock Equivalents of the post-closing business entity.

     (b)   A sale or transfer of Common Stock Equivalents that would result in any person or group (as defined in Rule 13d-5 of the Securities Exchange Act of 1934 (the “Exchange Act”)), together with any affiliates, becoming the record owner or beneficial owner (as defined in Rule 13e-3 under the Exchange Act), directly or indirectly, of more than 50% of the Common Stock Equivalents.

     (c)   The sale, lease, exchange, transfer or other disposition of all or substantially all the assets of the Company outside the ordinary course of its business.

     (d)   Any liquidation, winding up or dissolution of the Company.

“Common Stock Equivalents” means the Company’s common stock and any other securities or rights convertible into or exchangeable for common stock.

5.   Adjustment of Exercise Price and Number of Shares.

     (a)   The number of Shares purchasable under this Warrant will be increased and the Exercise Price per Share will be reduced in an equitable manner to reflect any change in the capital structure of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the number of Shares purchasable under this Warrant shall be adjusted in an equitable manner to reflect a corporate transaction, including a corporate spin-off, merger, consolidation, reorganization or liquidation of the Company. If any such adjustment under this Paragraph 5 creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded and the number of Shares reserved under this Warrant shall be the next higher number of Shares, rounding all fractions upward.

     (b)   The terms of this Agreement shall govern with respect to any and all additional Shares purchasable pursuant to this Warrant resulting from the above adjustments.

6.   Assignment. Subject to Section 7 below, Holder may assign and transfer the Warrant to a third party at its discretion upon written notice to the Company. Any assignee or transferee shall be bound to the terms of this Agreement as if it was the original recipient of the Warrant, and all rights and obligations of the Holder shall terminate.

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7.    Securities Laws Requirements. This Warrant may not be transferred or exercised unless such transfer or exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on that date, and the requirements of any stock exchange or national market system on which the Company’s common stock may be listed at the time of exercise. Holder understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission (“SEC”), any state securities commission or any stock exchange to effect such compliance. Holder will be required to make an appropriate representation at the time of any exercise of this Warrant that it is Holder’s intention to acquire the Shares being purchased for investment and not for resale.

8.   Governing Law. The laws of the State of Colorado shall govern this Agreement.

9.   Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

10.   Arbitration. Any dispute or controversy between the parties under this Agreement shall be settled using binding arbitration under the rules of the American Arbitration Association in its Denver, Colorado office.

11.   Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.

COMPANY: Lifeline Therapeutics, Inc.	HOLDER: BRENDA MARCH
Signature: ___________________________	Signature: ___________________________
Name: ______________________________
Title: _______________________________

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EXHIBIT A
NOTICE OF EXERCISE

Company:	Lifeline Therapeutics, Inc.
Holder:	Brenda March
Number of Shares:	________________
Exercise Price Per Share:	$_______________
Aggregate Exercise Price:	$_______________

Holder hereby delivers to the Company the Aggregate Purchase Price (by cash or check unless a “net exercise”) for the purchase of the Shares and desires to exercise its warrant to purchase the shares as follows:

1.    Exercise of Warrant. Holder hereby exercises its warrant to purchase shares of the Company’s common stock (the “Warrant”) pursuant to the Stock Warrant Agreement between the Company and Holder dated ______________, 20___ (the “Warrant Agreement”), with respect to the number of Shares indicated above (the “Shares”), at an aggregate purchase price equal to the Aggregate Exercise Price set forth above and the Exercise Price per Share set forth above. The term “Shares” includes all securities received (a) in replacement of the Shares, such as in the event of a merger or other business combination, and (b) as a result of stock dividends, stock splits or other adjustments in respect of the Shares.

2.   Representations. Holder represents and warrants to the Company that:

     (a)   Holder is purchasing the Shares for Holder’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “1933 Act”).

     (b)   Holder is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares but rather upon an independent examination and judgment as to the prospects of the Company.

     (c)   Holder will not offer for sale, sell or transfer the Shares other than (i) pursuant to an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; (ii) pursuant to an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with such state securities laws; and (iii) upon delivery to the Company of satisfactory evidence of compliance with the applicable securities laws. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

     (d)   Holder will not offer for sale, sell or transfer the Shares other than in conformance with any applicable shareholder agreement under which the Shares are issued.

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     (e)   Holder is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Holder may not be able to sell or dispose of the Shares or use them as collateral for loans), and Holder understands that it must continue to bear the economic risk of its investment in the Shares for an indefinite period.

     (f)   Holder is capable of evaluating the merits and risks of this investment, has the ability to protect Holder’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

3. Compliance with Federal and State Securities Laws. Holder understands and acknowledges that, in reliance upon Holder’s representations, the Shares have not been registered with the SEC under the 1933 Act, but have been issued under an exemption or exemptions from the registration requirements of the 1933 Act which impose certain restrictions on Holder’s ability to transfer the Shares, and they have not been registered under any securities laws of any state. Holder understands that only the Company may file a registration statement with the SEC or appropriate state agency and that the Company is under no obligation to do so with respect to the Shares. Holder has also been advised that an exemption from registration may not be available or may not permit Holder to transfer all or any of the Shares in the amounts or at the times proposed by Holder.

4.   Legends. Holder understands and agrees that the certificate(s) representing the Shares will bear legends in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR SUCH HOLDER PRESENTS THE ISSUER WITH AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED IN ORDER TO EFFECTUATE THE TRANSFER OF SUCH SECURITIES IN THE MANNER CONTEMPLATED.

5.   Tax Consequences. HOLDER REPRESENTS THAT IT HAS CONSULTED WITH ANY TAX CONSULTANT(S) IT DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT HOLDER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

(signatures on next page)

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The agreements and representations made by Holder in this Notice of Exercise extend to and apply to all of the Shares issued pursuant to this exercise. Holder’s acceptance of the certificate representing the Shares shall constitute Holder’s confirmation that all agreements and representations made in this Notice of Exercise shall be true and correct at such time.

Brenda March

By:___________________________________________________________

Name:_________________________________________________________
Title:__________________________________________________________
Date:__________________________________________________________

ACCEPTED:

Lifeline Therapeutics, Inc.

By:___________________________________________________________

Name:_________________________________________________________
Title:__________________________________________________________
Date:__________________________________________________________

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STOCK WARRANT AGREEMENT

Company:	Lifeline Therapeutics, Inc.
Holder:	Tatum CFO Partners, LLP
Total Shares of Company’s $.001
Par Value Common Stock Subject to
Warrant (the “Shares”):	600 per month
Exercise Price Per Share:	$ [VWAP for the month (as computed in the
Interim Executive Services Agreement)]
Date of Grant:	____________, 20___
Vesting Schedule:	Date: Number or % of Shares:
Immediate
Expiration Date:	2nd anniversary of Date of Grant

The Company’s Board of Directors has approved a warrant grant to Holder, and Holder agrees to such grant, under the terms of this Stock Warrant Agreement (“Agreement”) in connection with the Company’s retention of Holder for performance of services:

1.   Grant. The Company hereby grants to Holder a warrant (the "Warrant") to purchase the Shares. The Warrant is not intended to qualify as an incentive stock warrant for purposes of the Internal Revenue Code of 1986, as amended.

2.   Exercise.

     (a)   Holder or its duly authorized representative may only exercise the Warrant with respect to Shares that have vested, at the Exercise Price attributable to those Shares, at any time from the Date of Grant through the Expiration Date (the “Exercise Period”). No portion of the Warrant is exercisable after the Exercise Period. The Shares will vest during the period in which the Holder’s agreement to provide services has not expired or been terminated in accordance with the Vesting Schedule above, subject to the terms of Paragraph 4 below.

     (b)   To exercise the Warrant, Holder or its representative must deliver to the Company (i) a duly executed notice of exercise in the form of Exhibit A attached hereto and incorporated by this reference, specifying the number of Shares to be purchased by the exercise, and (ii) full payment of the Exercise Price for each such Share. The Exercise Price may be paid by (i) cash, check or wire transfer; (ii) Holder’s election to cancel its exercise rights with respect to that number of Shares having a Fair Market Value on the exercise date equal to the aggregate Exercise Price of the remaining Shares that Holder wants to purchase by the exercise (“net exercise”); or (iii) any combination of the two. For purposes of this Agreement, absent an established public market value, “Fair Market Value” means the fair market value of the shares as reasonably determined by the Company in good faith, based on a valuation of the Company as a whole based on comparable companies and without giving effect to any discount for minority interest or any lack of liquidity due to lack of a public market for the common stock.

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3.    Delivery of Stock Certificates. Upon exercise of this Warrant, the Company promptly will take the necessary steps to issue and deliver certificates representing the Shares to Holder in accordance with Holder's instructions.

4.   Acceleration of Warrant. If not already vested, the Warrant will become fully vested for all unexercised Shares upon any one of the following events. The Company will give at least thirty (30) days' prior written notice before any such event.

     (a)   The closing of any merger or consolidation by the Company with any business entity which causes all of the pre-closing holders of Common Stock Equivalents to hold less than 50% of the Common Stock Equivalents of the post-closing business entity.

     (b)   A sale or transfer of Common Stock Equivalents that would result in any person or group (as defined in Rule 13d-5 of the Securities Exchange Act of 1934 (the “Exchange Act”)), together with any affiliates, becoming the record owner or beneficial owner (as defined in Rule 13e-3 under the Exchange Act), directly or indirectly, of more than 50% of the Common Stock Equivalents.

     (c)   The sale, lease, exchange, transfer or other disposition of all or substantially all the assets of the Company outside the ordinary course of its business.

     (d)   Any liquidation, winding up or dissolution of the Company.

“Common Stock Equivalents” means the Company’s common stock and any other securities or rights convertible into or exchangeable for common stock.

5.   Adjustment of Exercise Price and Number of Shares.

     (a)   The number of Shares purchasable under this Warrant will be increased and the Exercise Price per Share will be reduced in an equitable manner to reflect any change in the capital structure of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the number of Shares purchasable under this Warrant shall be adjusted in an equitable manner to reflect a corporate transaction, including a corporate spin-off, merger, consolidation, reorganization or liquidation of the Company. If any such adjustment under this Paragraph 5 creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded and the number of Shares reserved under this Warrant shall be the next higher number of Shares, rounding all fractions upward.

     (b)   The terms of this Agreement shall govern with respect to any and all additional Shares purchasable pursuant to this Warrant resulting from the above adjustments.

6.   Assignment. Subject to Section 7 below, Holder may assign and transfer the Warrant to a third party at its discretion upon written notice to the Company. Any assignee or transferee shall be bound to the terms of this Agreement as if it was the original recipient of the Warrant, and all rights and obligations of the Holder shall terminate.

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7.    Securities Laws Requirements. This Warrant may not be transferred or exercised unless such transfer or exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on that date, and the requirements of any stock exchange or national market system on which the Company’s common stock may be listed at the time of exercise. Holder understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission (“SEC”), any state securities commission or any stock exchange to effect such compliance. Holder will be required to make an appropriate representation at the time of any exercise of this Warrant that it is Holder’s intention to acquire the Shares being purchased for investment and not for resale.

8.   Governing Law. The laws of the State of Colorado shall govern this Agreement.

9.   Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

10.   Arbitration. Any dispute or controversy between the parties under this Agreement shall be settled using binding arbitration under the rules of the American Arbitration Association in its Denver, Colorado office.

11.   Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.

COMPANY: Lifeline Therapeutics, Inc.	HOLDER: TATUM CFO PARTNERS, LLP
Signature: ___________________________	Signature: ___________________________
Name: ______________________________	Name: ______________________________
Title: _______________________________	Title: _______________________________

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EXHIBIT A
NOTICE OF EXERCISE

Company:	Lifeline Therapeutics, Inc.
Holder:	Tatum CFO Partners, LLP
Number of Shares:	________________
Exercise Price Per Share:	$_______________
Aggregate Exercise Price:	$_______________

Holder hereby delivers to the Company the Aggregate Purchase Price (by cash or check unless a “net exercise”) for the purchase of the Shares and desires to exercise its warrant to purchase the shares as follows:

1.    Exercise of Warrant. Holder hereby exercises its warrant to purchase shares of the Company’s common stock (the “Warrant”) pursuant to the Stock Warrant Agreement between the Company and Holder dated ______________, 20___ (the “Warrant Agreement”), with respect to the number of Shares indicated above (the “Shares”), at an aggregate purchase price equal to the Aggregate Exercise Price set forth above and the Exercise Price per Share set forth above. The term “Shares” includes all securities received (a) in replacement of the Shares, such as in the event of a merger or other business combination, and (b) as a result of stock dividends, stock splits or other adjustments in respect of the Shares.

2.   Representations. Holder represents and warrants to the Company that:

     (a)   Holder is purchasing the Shares for Holder’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “1933 Act”).

     (b)   Holder is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares but rather upon an independent examination and judgment as to the prospects of the Company.

     (c)   Holder will not offer for sale, sell or transfer the Shares other than (i) pursuant to an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; (ii) pursuant to an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with such state securities laws; and (iii) upon delivery to the Company of satisfactory evidence of compliance with the applicable securities laws. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

     (d)   Holder will not offer for sale, sell or transfer the Shares other than in conformance with any applicable shareholder agreement under which the Shares are issued.

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     (e)   Holder is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Holder may not be able to sell or dispose of the Shares or use them as collateral for loans), and Holder understands that it must continue to bear the economic risk of its investment in the Shares for an indefinite period.

     (f)   Holder is capable of evaluating the merits and risks of this investment, has the ability to protect Holder’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

3. Compliance with Federal and State Securities Laws. Holder understands and acknowledges that, in reliance upon Holder’s representations, the Shares have not been registered with the SEC under the 1933 Act, but have been issued under an exemption or exemptions from the registration requirements of the 1933 Act which impose certain restrictions on Holder’s ability to transfer the Shares, and they have not been registered under any securities laws of any state. Holder understands that only the Company may file a registration statement with the SEC or appropriate state agency and that the Company is under no obligation to do so with respect to the Shares. Holder has also been advised that an exemption from registration may not be available or may not permit Holder to transfer all or any of the Shares in the amounts or at the times proposed by Holder.

4.   Legends. Holder understands and agrees that the certificate(s) representing the Shares will bear legends in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR SUCH HOLDER PRESENTS THE ISSUER WITH AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED IN ORDER TO EFFECTUATE THE TRANSFER OF SUCH SECURITIES IN THE MANNER CONTEMPLATED.

5.   Tax Consequences. HOLDER REPRESENTS THAT IT HAS CONSULTED WITH ANY TAX CONSULTANT(S) IT DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT HOLDER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

(signatures on next page)

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The agreements and representations made by Holder in this Notice of Exercise extend to and apply to all of the Shares issued pursuant to this exercise. Holder’s acceptance of the certificate representing the Shares shall constitute Holder’s confirmation that all agreements and representations made in this Notice of Exercise shall be true and correct at such time.

TATUM CFO PARTNERS, LLP

By:___________________________________________________________

Name:_________________________________________________________
Title:__________________________________________________________
Date:__________________________________________________________

ACCEPTED:

Lifeline Therapeutics, Inc.

By:___________________________________________________________

Name:_________________________________________________________
Title:__________________________________________________________
Date:__________________________________________________________

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